EXHIBIT 32.2
                                  CERTIFICATION

                       Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


     In connection with this quarterly report on Form 10-QSB of State of Franklin Bancshares, Inc., I, Charles E. Allen, Jr., Chief Executive Officer of State of Franklin Bancshares, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:



1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of State of Franklin Bancshares, Inc.



Date:  August 9, 2005                      /s/Charles E. Allen, Jr.
                                           -------------------------------------
                                           Charles E. Allen, Jr.
                                           Chief Executive Officer (Principal
                                           Accounting and Financial Officer)